UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 30, 2025

QUEST WATER GLOBAL, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-56480	27-1994359
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Suite 209 – 828 Harbourside Drive North Vancouver, British Columbia, Canada	V7P 3R9
(Address of principal executive offices)	(Zip Code)

(888) 897-5536

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On June 30, 2025, Quest Water Global, Inc. (the “Company”) appointed Isaac Mutambayi Kalonji Jr. III as the Chief Operating Officer, Executive Director and a director of the Company.

Mr. Kalonji, age 43, was born in the Democratic Republic of Congo (the “DRC”) and currently serves as the Managing Director of AQUAtap Oasis Partnership SARL, a joint venture of the Company in the DRC. He holds a bachelor’s degree in international relations from Université Technologique Bel Campus in Kinshasa.

Mr. Kalonji began his career in sales and co-founded an event communication agency in 2012. In 2015, he co-founded Kalo Products SARL, where he now acts as Managing Director. Based in the DRC, Kalo Products has a continent-wide vision to bring high-quality, “Made In Congo” products to market.

Mr. Kalonji sees giving back to the community as a moral duty that aligns with his personal values. This conviction underpins Kalo Products’ “Oasis Cares” social program, which is dedicated to supplying drinking water to underserved and remote areas.

Mr. Kalonji has not been a director of any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or subject to the requirements of Section 15(d) of the Exchange Act, or any company registered as an investment company under the Investment Company Act of 1940, during the past five years.

There are no family relationships between Mr. Kalonji and any director, executive officer or person nominated or chosen by the Company to become a director or executive officer, and Mr. Kalonji was not selected to be a director of the Company pursuant to any arrangement or understanding with any person.

The Company has not, since the beginning of its last fiscal year, entered into any transactions in which Mr. Kalonji had or will have a direct or indirect material interest in which the Company was or is to be a participant and the amount involved exceeds the lesser of $120,000 or 1% of the average of the Company’s total assets at year end for the last two completed fiscal years.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 1, 2025	QUEST WATER GLOBAL, INC.

	By:	/s/ John Balanko
John Balanko
Chairman, President, Chief Executive Officer, Director